SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103

January 20, 2010

Dear Stockholder:

The Annual Meeting of Stockholders is to be held at 10:30 a.m. (Eastern time), on Friday, March 5, 2010, at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope, postage pre-paid, in which to return your proxy card are enclosed.

At the Annual Meeting, the Fund’s stockholders will vote for the election of two Class I Directors for three-year terms and until their successors are duly elected and qualify (Proposal 1). Stockholders who are present at the meeting will hear a report on the Fund and will be given the opportunity to discuss matters of interest to stockholders.

Your Directors recommend that you vote “FOR” each of the proposed Class I Director nominees.

P. Gerald Malone
Chairman

YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE (OR AUTHORIZE YOUR PROXY VOTE BY TELEPHONE) TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 5, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, on Friday, March 5, 2010, at 10:30 a.m. (Eastern time), for the following purposes:

(1)	To elect two Directors to serve as Class I Directors for three-year terms and until their successors are duly elected and qualify;

(2)	To transact any other business that may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 15, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Megan Kennedy, Secretary

Philadelphia, Pennsylvania

January 20, 2010

IMPORTANT: Stockholders are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose, or to authorize the proxy vote by telephone pursuant to instructions on the enclosed proxy card. Your prompt return of the enclosed proxy card (or authorization of your proxy vote by telephone) may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

PROXY STATEMENT

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

Annual Meeting of Stockholders

March 5, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, on Friday, March 5, 2010, at 10:30 a.m. (Eastern time), or at any adjournments or postponements thereof. The approximate mailing date for this Proxy Statement is January 22, 2010, or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the proxy card. Except as described below, unless instructions to the contrary are marked on the proxy card, proxies received will be voted “FOR” Proposal 1. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 1735 Market Street 32nd Floor, Philadelphia, Pennsylvania 19103), or by attending the Meeting and voting in person. Stockholders may authorize proxy voting by using the enclosed proxy card along with the enclosed envelope with pre-paid postage. Stockholders may also authorize proxy voting by telephone, by following the instructions contained on their proxy card.

The presence at the Meeting, in person or by proxy, of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at the Meeting, withheld votes and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote thereon is necessary for the election of a Director. For purposes of the election of Directors, withheld votes will not be counted as votes cast and will have no effect on the result of the vote. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on Proposal 1 will be voted “FOR” such Proposal.

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Meeting may adjourn the Meeting, or may permit the persons named as proxy holders to propose one or more adjournments of the Meeting, to permit further solicitation of proxies on that proposal. If the persons named as proxy holders propose to adjourn the Meeting, the vote required for stockholders to adjourn the Meeting is the affirmative vote of a majority of all the votes cast on the matter. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If the motion for adjournment is not approved, the voting on that proposal will be completed at the Meeting.

Only stockholders or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed the close of business on January 15, 2010 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the Record Date will be entitled to one vote for each share held. As of the Record Date, the Fund had outstanding 260,975,744 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Friday, March 5, 2010. The Proxy Statement and the Fund’s most recent annual report are available on the Internet at http://www.aberdeen-asset.us. The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2009, and any more recent reports, to any Fund stockholder upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call Telephone: 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

The Fund’s bylaws provide that the Board of Directors to be elected by holders of the Fund’s common stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Fund’s investment manager, Aberdeen Asset Management Asia Limited (the “Investment Manager” or “AAMAL”), the Fund’s investment adviser, Aberdeen Asset Management Limited (the “Investment Adviser” or “AAML”) or the Fund’s investment sub-adviser, Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser” or “AAMISL”) are referred to in this Proxy Statement as “Interested Directors.” Directors who are not interested persons, as described above, are referred to in this Proxy Statement as “Independent Directors.”

The Board of Directors of the Fund, including the Independent Directors, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated John T. Sheehy and Neville J. Miles to serve as Class I Directors each for a three-year term, to expire at the Annual Meeting of Stockholders to be held in 2013, and until their successors are duly elected and qualify. Messrs. Sheehy and Miles were each previously elected to serve as Class I Directors of the Fund until the Annual Meeting of Stockholders to be held in 2010 (“2010 Annual Meeting”). Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote “FOR” the election of the persons indicated above to serve as Class I Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

The names of the Fund’s nominees for election as Class I Directors, and each other Director of the Fund who will continue to serve after the 2010 Annual Meeting, and their addresses, ages and principal occupations during the past five years, are provided in the tables below.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class I Directors (Nominees for a term expiring at the Annual Meeting to be held in 2013)

Independent Directors

John T. Sheehy** B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class I Director	Term expires 2010; Director since 1986	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) through 2008, Director of Macquarie AIR - serv Holdings, Inc. since 2006, Director of Smarte Carte Inc. since 2007.	28	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Neville J. Miles† The Warehouse 5 Bennett Place Surry Hills NSW 2010 Australia Age: 63	Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc.	3	Aberdeen Australia Equity Fund, Inc.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class II Directors (Term expiring at the Annual Meeting to be held in 2011)

Independent Directors

P. Gerald Malone†† 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Chairman of the Board; Class II Director	Term expires 2011; Director since 2001	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	28	Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Peter D. Sacks° c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1993	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	28	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class III Directors (Term expiring at the Annual Meeting to be held in 2012)

Interested Director

Martin J. Gilbert§ Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 54	Class III Director; Vice President	Term as Director expires 2012; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	27	Aberdeen Global Income Fund, Inc.; Aberdeen Funds

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director

Class III Directors (Term expiring at the Annual Meeting to be held in 2012)

Independent Directors

Brian M. Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 1986	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He has also been a Director of Ten Network Holdings Ltd. (Television) from 1998 to October 2007. Mr. Sherman was Chairman of the Fund from 2000 to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s then Investment Manager.	2	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Funds

William J. Potter‡ c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class III Director	Term expires 2012; Director since 1986	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004.	3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.

*

Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc. , The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and Aberdeen Funds have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**	Mr. Sheehy is a member of the Audit and Valuation Committee.

†	Mr. Miles is a member of the Nominating and Corporate Governance Committee and the Audit and Valuation Committee.

††	Mr. Malone is a member of the Nominating and Corporate Governance Committee.

°	Mr. Sacks is a member of the Audit and Valuation Committee.

§	Mr. Gilbert is deemed to be an Interested Director of the Fund because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

‡	Mr. Potter is a member of the Nominating and Corporate Governance Committee.

Please also see the information contained below under the heading “Further Information Regarding Directors and Officers.”

The Board of Directors recommends that stockholders vote “FOR” the election of the Fund’s two nominees as Class I Directors to the Fund’s Board of Directors.

FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

Officers of the Fund

The names of the officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008	Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Stuart Gray*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 42	Vice President	Since 2009	Currently, Portfolio Manager Fixed Income for Aberdeen Asset Management Limited. Mr. Gray joined Aberdeen Asset Management Limited with the Deutsche Asset Management acquisition in 2007. Mr. Gray was formerly a Portfolio Manager with Deutsche Asset Management from 2000 until the acquisition.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Chief Compliance Officer, Vice President - Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 46	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President	Since 2008	Currently, Vice President, Director and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009	Currently Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (from June 2005 to December 2008) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (from August 2005 to August 2006); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 38	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management (from 1995 to 2009).

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to joining Aberdeen, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 10, 2009, except for Ms. Melia and Ms. Greenstein, who were elected on September 10, 2009, and December 7, 2009, respectively.

**

Messrs. Baltrus, Goodson, Keener, McDevitt, Pittard and Sullivan and Mses. Greenstein, Kennedy, Melia, Nichols and Sitar hold officer position(s) with Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., The Chile Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Emerging Telecommunications Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

***	Messrs. Gray, Michael and Rodriguez hold the same position with Aberdeen Global Income Fund, Inc. which may be deemed to be a part of the same “Fund Complex” as the Fund.

Ownership of Securities

As of October 31, 2009, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of common stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of October 31, 2009, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director or Nominee in Family of Investment Companies *
Interested Director
Martin J. Gilbert	$1 to $10,000	$10,001 to $50,000

Independent Directors
P. Gerald Malone	$1 to $10,000	$10,001 to $50,000
Neville J. Miles	$10,001 to $50,000	$10,001 to $50,000
William J. Potter	$1 to $10,000	$10,001 to $50,000
Peter D. Sacks	$50,001 to $100,000	$50,001 to $100,000
John T. Sheehy	$1 to $10,001	$10,001 to $50,000
Brian M. Sherman	$10,001 to $50,000	$50,001 to $100,000

*

Aggregate Dollar Range shown includes equity securities of the Fund, and of Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and The Indonesia Fund, Inc. all of which may be deemed to be in the same Family of Investment Companies as the Fund.

As of October 31, 2009, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Investment Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of October 31, 2009, Mr. Pittard and Ms. Melia each owned no shares of the Fund’s common stock. Until September 2009, Ms. Megan Kennedy served as an executive officer of the Fund and owned no shares of the Fund’s common stock.

Committees of the Board of Directors

Current Committees and Members

The Board of Directors has a standing Audit and Valuation Committee and Nominating and Corporate Governance Committee, each of which is composed entirely of Independent Directors. Each member is also “independent” within the meaning of the NYSE Amex Equities listing standards.

Audit and Valuation Committee

The Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Directors), pre-approves and reviews both the audit and non–audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The Board of Directors has adopted an Audit Charter and a Valuation Charter for its Audit and Valuation Committee, current copies of which are attached to this Proxy Statement as Appendix A.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Fund’s Valuation and Liquidity Procedures. The Board of Directors has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

The Nominating and Corporate Governance Committee recommends nominations for membership on the Board of Directors and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund’s Investment Manager and Investment Adviser and other principal service providers. The Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s December meeting. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, a copy of which was included as an appendix to the Fund’s proxy statement in 2008. The members of the Fund’s Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles and William J. Potter.

The Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Committee will consider potential director candidates recommended by Fund stockholders provided that: (i) the proposed candidates satisfy the director qualification requirements set forth in the Fund’s bylaws, and (ii) in addition to the procedures and requirements as are set forth in the Fund’s bylaws, the nominating stockholders comply with the Fund’s Policies for Consideration of Board Member Candidates Submitted by Fund Stockholders (the “Stockholder Nomination Policies”), a copy of which may be obtained from the Fund, by writing to Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com. The Stockholder Nomination Policies provide certain conditions that stockholder nominees must meet in order to be eligible for consideration by the Committee. The Stockholder Nomination Policies provide eligibility guidelines for stockholder nominees that take into account, among other things, the relationship between the nominating stockholder and the nominee. The Stockholder Nomination Policies also require nominating stockholders to meet certain qualifications with respect to their ownership of the Fund and certain regulatory reporting requirements. Finally, the Stockholder Nomination Policies impose certain procedural requirements for any stockholder submitting a nomination to the Committee. Other than compliance with the preceding requirements, the Committee will not otherwise evaluate stockholder director nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner. The Committee may identify prospective director candidates from any reasonable source and has the ability to engage third-party search services for the identification and evaluation of potential nominees.

The Fund’s bylaws (Article III, Section 2(c)) contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years’ experience in either investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

The Fund’s bylaws (Article II, Section 11) also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Stockholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of stockholder proposals must be provided to the Fund’s Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement. Any stockholder may obtain a copy of the Fund’s bylaws by calling the Investor Relations department of Aberdeen Asset Management Inc., the Fund’s investor relations services provider, toll-free at 1-800-522-5465, by sending an e-mail to Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Board and Committee Meetings in Fiscal 2009

During the Fund’s fiscal year ended October 31, 2009, the Board of Directors held four regular meetings and one special meeting; the Audit and Valuation Committee held three meetings; and the Nominating and Corporate Governance Committee held two meetings. During such period, each incumbent Director attended at least 80% of the aggregate number of meetings of the Board of Directors and of all the Committees of the Board on which he served.

Communications with the Board of Directors

Stockholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Asset Management Inc., the Fund’s investor relations services provider, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or may send e-mail correspondence to the Director(s) c/o Aberdeen Asset Management Inc. at InvestorRelations@aberdeen-asset.com.

Director Attendance at Annual Meetings of Stockholders

Generally, in the event that any of the Fund’s Directors are geographically close to the site of an annual meeting of stockholders at the time of such meeting, one or more of such Directors will attend the meeting. However, since a majority of the Fund’s Directors reside outside of the United States, the Fund recognizes that it would be impractical for most Directors to attend such meetings and would create a significant expense for the Fund. In light of the fact that the residences of most Directors are substantial distances from the location of the annual meetings of stockholders and that, historically, few stockholders have attended annual meetings in person, the Fund has not established a policy with respect to Director attendance at annual meetings of stockholders. No Directors attended the 2009 Annual Meeting of Stockholders.

Compensation of Directors and Officers

The following table sets forth information regarding compensation of Directors by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2009. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Compensation Table

Fiscal Year Ended October 31, 2009

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*
Martin J. Gilbert	$0	N/A	N/A	$0	(27)
P. Gerald Malone	$46,667	N/A	N/A	$160,500	(28)
Neville J. Miles	$36,833	N/A	N/A	$113,500	(3)
William J. Potter	$31,167	N/A	N/A	$94,500	(3)
Peter D. Sacks	$33,500	N/A	N/A	$125,000	(28)
John T. Sheehy	$38,333	N/A	N/A	$139,500	(28)
Brian M. Sherman	$31,000	N/A	N/A	$59,500	(2)

*	The number in parentheses indicates the total number of boards in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers, Directors, the Investment Manager and Investment Adviser, affiliates of the Investment Manager or Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s outstanding securities (“Reporting Persons”) to electronically file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the NYSE Amex Equities. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 2009, its Reporting Persons complied with all applicable filing requirements.

Relationship of Directors or Nominees with the Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the Investment Manager to the Fund, Aberdeen Asset Management Limited serves as the Investment Adviser to the Fund and Aberdeen Asset Management Investment Services Limited serves as the Sub-Adviser to the Fund pursuant to a management agreement dated as of April 3, 2009, an advisory agreement dated as of April 3, 2009 and a sub-advisory agreement dated April 3, 2009, respectively. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered offices of the Investment Adviser are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Sub-Adviser is a United Kingdom corporation which is a wholly-owned subsidiary of Aberdeen PLC. The registered offices of the Sub-Adviser are located at Bow Bells House 1 Bread Street, London, United Kingdom, EC4M 9HH. Mr. Martin Gilbert, a Director and Vice President of the Fund, also serves as a Director of the Investment Manager, a Director of the Investment Adviser and as the Chief Executive and an Executive Director of Aberdeen PLC. Mr. Gilbert is also a stockholder of Aberdeen PLC.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee at an annual rate equal to 0.15% of the Fund’s average weekly managed assets (which are defined as net assets plus the amount of any borrowings for investment purposes) between $0 to $600 million, computed based upon the value of managed assets determined at the end of each week, and 0.125% of such assets in excess of $600 million. At the December 7, 2009 Meeting of the Board of Directors, and separately, the Independent Directors of the Board approved an amendment to the fee schedule of the administration agreement between the Fund and AAMI. Effective February 1, 2010, AAMI will receive a fee at an annual rate of equal to 0.125% of the Fund’s average weekly managed assets (which are defined as net assets plus the amount of any borrowings for investment purposes) between $0 to $1 billion, computed based upon the value of managed assets determined at the end of each week, and 0.100% of such assets between $1 billion and $2 billion and 0.075% of such assets in excess of $2 billion. AAMI is a Delaware corporation with its principal business office located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AAMI also provides investor relations services to the Fund under an investor relations services agreement, for a monthly retainer of $10,000, plus out-of-pocket expenses. Messrs. Gilbert and Goodson, and Ms. Nichols, who serve as officers of the Fund, are also directors and/or officers of AAMI. See “Further Information regarding Directors and Officers—Officers of the Fund.”

REPORT OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund’s Independent Directors have ratified the selection of, KPMG LLP (“KPMG”), 1601 Market Street, Philadelphia, PA 19103, independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2010. PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC reports on the financial statements of such periods. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from stockholders. However, such representatives are expected to be available by telephone to respond to questions raised by stockholders, if any, during the Meeting.

The Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit and Valuation Committee concerning independence, and has discussed with KPMG its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed certain matters with KPMG addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2009. The members of the Audit and Valuation Committee are Messrs. Neville J. Miles, Peter D. Sacks and John T. Sheehy.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG in 2009 and PwC in 2008 to the Fund during the Fund’s two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$95,000	$0	$6,000	$0
2008*	$139,500	$0	$7,600	$0

*	Fees billed by PwC for the fiscal year ending October 31, 2008.

All of the services described in the table above were approved by the Audit and Valuation Committee pursuant to its pre-approval policies and procedures (the “Pre-Approval Policies and Procedures”) which are summarized below. The tax fees were for the preparation of the Fund’s federal income tax returns.

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Fund’s Investment Manager and Investment Adviser. For the fiscal year ended October 31, 2008, PricewaterhouseCoopers UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included review of the Investment Manager and Investment Adviser operations.

The Fund’s Audit and Valuation Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund’s independent registered public accounting firm (“Auditor”) and any non-audit services provided by the Auditor to the Fund’s Investment Manager, Investment Adviser and any entity controlling, controlled by, or under common control with the Fund’s Investment Manager or the Fund’s Investment Adviser that provides ongoing services to the Fund (“Service Affiliates”) during the period of the Auditor’s engagement to provide audit services to the Fund, if those services directly impact the Fund’s operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-audit services include (i) certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and confirmations required under the terms of the AMPS, and (ii) tax services. Certain services may not be provided by the Auditor to the Fund or to the Fund’s Service Affiliates without jeopardizing the Auditor’s independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit and Valuation Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the client’s financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit and Valuation Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund’s Independent Directors. In determining whether to engage the Auditor for its audit services, the Audit and Valuation Committee will consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit and Valuation Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Fund’s Auditor, the Audit and Valuation Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In its pre-approval, the Audit and Valuation Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit and Valuation Committee consistent with the same standards for determination and information.

The Audit and Valuation Committee may also appoint a Designated Member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. Any actions by the Designated Member are to be ratified by the Audit and Valuation Committee by the time of its next regularly scheduled meeting. The Fund’s Pre-Approval Policies and Procedures are to be reviewed annually by the Audit and Valuation Committee and the Fund maintains a record of the decisions made by the Committee pursuant to those procedures.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or the Fund’s administrator. The Altman Group has been retained to assist in the solicitation of proxies. The Altman Group will be paid a project fee of $3,000 by the Fund and the Fund will reimburse the Altman Group for its related expenses. Total payments to The Altman Group are expected to be approximately $3,660.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 22, 2010. As mentioned above, The Altman Group has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain stockholders of the Fund may receive a call from a representative of The Altman Group, if the Fund has not yet received their vote. Authorization to permit The Altman Group to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that Management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Any proxy given by a stockholder is revocable. A stockholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Meeting and voting in person.

Beneficial Ownership. To the best of the Fund’s knowledge, based upon filings made with the SEC as of January 12, 2010, no persons or group beneficially owned more than 5% of the voting securities of the Fund.

Stockholder Proposals. If a stockholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2011 and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania, 19103, and such proposal must be received by the Secretary no later than September 22, 2010.

Stockholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Stockholders of the Fund to be held in 2011 which they do not wish to be included in the Fund’s proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1735 Market Street 32nd Floor, Philadelphia, Pennsylvania, and such notice must be received by the Secretary no sooner than August 23, 2010 and no later than 5:00 p.m., Eastern Time, on September 22, 2010 in the form prescribed from time to time in the Fund’s bylaws.

OTHER BUSINESS

The Board of Directors of the Fund knows of no business that will be presented for consideration at the Meeting other than as set forth above. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their discretion.

By Order of the Board of Directors,

Megan Kennedy, Secretary

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania, 19103

January 22, 2010

Appendix A

Aberdeen Asia-pacific Income Fund, Inc.

Audit and Valuation Committee

AUDIT CHARTER

Mission

The mission of the Audit and Valuation Committee (the “Committee”) of the Board of Directors (the “Board”) of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), under this Audit Charter, is to oversee: (i) the Fund’s accounting and financial reporting policies and practices; (ii) its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) the integrity, quality and objectivity of the Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence. The Committee will report to the Board, if necessary, any relationships between the independent auditor and the Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the independent auditor.

The function of the Committee is to provide oversight; it is the responsibility of the Fund and the Fund’s investment manager (the “Manager”), investment adviser (the “Adviser”) and sub-adviser (“Sub-Adviser”) to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund’s independent auditor to plan and carry out a proper audit.

The independent auditor is directly accountable to the Committee.

Committee Membership

The Committee shall be composed of at least three members. Each member must have been determined not to be an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund, other than in his or her capacity as a member of the Board of Directors or any Board committee (an “Independent Director”) and, in addition, each member shall have the additional qualifications indicated below. The President of the Fund, although not a member of the Committee, will nonetheless be expected to have a significant role in assisting the Committee to discharge its responsibilities, including ensuring adequate access to, and support from, the Fund’s Manager,the Fund’s Adviser and the Fund’s Sub-Adviser.

Qualifications of Committee Members

1.

Members of the Committee must be members of the Board and may not be officers of the Fund. In addition, members should be free of any relationships that would interfere with the exercise of independent judgment.

2.	Each member of the Committee must not have participated in the preparation of the financial statements of the Fund or any current subsidiary of the Fund at any time during the past three years.

3.

Each member of the Committee must be able to read and understand basic financial statements, including the Fund’s balance sheet, income statement and statement of cash flows, or must become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result in that individual’s having financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. If a member qualifies as an “audit committee financial expert” pursuant to Item 407(d)(5)(ii) and (iii) of Regulation S-K or Item 3 of Form N-CSR that member may be presumed to be financially sophisticated.

4.

Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board, directly or indirectly, accept any consulting, advisory, or other compensatory fee from the Fund.

5.	If none of the members of the Committee is a “financial expert” (as that term is defined in the rules and regulations of the SEC), the Fund’s periodic reports shall disclose the reason why.

Duties and Powers

To carry out its mission under this Audit Charter, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1.

To annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Manager, the Adviser or the Sub-Adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor;

2.

To review in advance, and consider approval of, any and all proposals by management of the Fund or the Manager, the Adviser or the Sub-Adviser that the Fund, the Manager, the Adviser or the Sub-Adviser, or their affiliated persons, employ the independent auditor to render “permissible non-audit services”[1] to the Fund and to consider whether such services are consistent with the independent auditor’s independence.[2] The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Fund’s Manager, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws;

[1]

“Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

[2]

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit.

3.	To select, recommend and engage new independent auditors, should it prove necessary, subject to ratification by the Board and shareholder approval, if required;

4.

To review and oversee, in advance and in consultation with the independent auditor, the staffing of the audit of the Fund’s financial statements and obtain from the independent auditor a written representation that they have appointed a lead auditor and/or review partner who has not acted in such capacity for the Fund in each of the Fund’s previous five fiscal years;

5.

To meet periodically with the Fund’s independent auditor and Fund management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditor, or other results of said audit(s), including matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, as amended,[3] and Fund management’s response to such matters, (iii) to consider the independent auditor’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto, (iv) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (v) to review the performance of the independent auditor;

6.	To review and resolve any disagreements between Fund management and the independent auditor regarding financial reporting;

7.

To consider, in consultation with the independent auditor, (i) material questions of choice with respect to appropriate accounting principles and practices to be used in the preparation of the financial statements of the Fund and the effect upon the Fund of any changes in accounting principles or practices proposed by Fund management or the independent auditor, (ii) all critical accounting policies and practices to be used, (iii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Fund, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, (iv) reasons for major year-to-year variations in financial statements, (v) reports of any significant accounting accruals, reserves, estimates made by management, and provisions for contingent liabilities, and (vi) any other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

8.	To review the fees charged by the independent auditor for audit and permissible non-audit services;

9.

To review, in consultation with the Fund’s independent auditor, the Fund’s system of internal controls, including (i) the security of tangible and intangible Fund assets and the security of computer systems and facilities, (ii) instances of

[3]

SAS No. 61, as amended by SAS Nos. 89 and 90, requires independent auditors to communicate certain matters related to the conduct of an audit to those who have responsibility for oversight of the financial reporting process, specifically the audit committee. Among the matters to be communicated to the audit committee are: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; (4) adjustments arising from the audit that could, in the auditor’s judgment, have a significant effect on the company’s financial reporting process, or uncorrected misstatements aggregated by the auditor that were determined by management to be immaterial to the financial statements; and (5) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements. SAS No. 90 clarifies that the auditor must discuss certain information relating to its judgment about the quality, not just the acceptability, of the company’s accounting principles with the audit committee and encourages a three-way discussion among the auditor, management and the audit committee.

employee defalcation and violations of the Code of Ethics and other Fund policies and procedures, and (iii) reports from Fund legal counsel with respect to compliance with laws and regulations, significant litigation, and possible impact on financial results;

10.	To establish rules and procedures necessary for the Committee to fulfill its responsibilities and conduct its business;

11.

To investigate improprieties or suspected improprieties in Fund operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee;

12.	To review the Fund’s tax compliance and status, including the status of the Fund’s position relative to tax audits and significant issues disputed by tax authorities;

13.

To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters related to the Fund by employees of the Fund and employees of its service providers, including, but not limited to, employees of the Adviser, Manager, Sub-Adviser, the Fund’s administrator, the Fund’s custodian, the Fund’s principal underwriter, if any, and any other provider of accounting related services;

14.	To assure that all its actions are recorded in minutes of its meetings and maintained with the Fund’s records; and

15.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.

The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and may meet at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

2.

Each December, the Committee shall make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by SAS No. 61, as amended; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

3.

The Fund’s officers shall provide, or arrange to provide, such information, data and service as the Committee may request. The Committee shall conduct interviews or discussions as it deems appropriate with personnel of the Fund, and/or others whose views would be considered helpful to the Committee. The Committee may ask management and representatives of the service providers to attend meetings as necessary.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; and (iii) determine and request appropriate funding from the Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

5.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

As Amended: June 9, 2009

Aberdeen Asia-pacific Income Fund, Inc.

Audit and Valuation Committee

VALUATION CHARTER

Mission

The mission of the Audit and Valuation Committee (the “Committee”) of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), under this Valuation Charter, is to oversee the activities of the Fund’s Pricing Committee and to perform the responsibilities assigned to the Committee in the Aberdeen Fund Complex Valuation & Liquidity Procedures (the “Procedures”), as amended from time to time. In this capacity, the function of the Committee is to provide oversight; it is the responsibility of the Fund and its investment manager and investment adviser, or any other service provider to whom authority has been delegated, to maintain appropriate systems for the pricing of the Fund’s assets.

The Pricing Committee is directly accountable to the Committee and to the Board of Directors (the “Board”).

Duties and Powers

To carry out its mission under this Valuation Charter, the Committee shall, to the extent it deems appropriate, carry out the following functions:

1.	To appoint a Pricing Committee for the Fund, in accordance with the Procedures;

2.	To review the actions of the Pricing Committee and to ratify or revise such actions;

3.	To investigate matters brought to its attention within the scope of its duties;

4.	To assure that all its actions are recorded in minutes of its meetings and maintained by the Secretary of the Fund; and

5.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Other Powers and Responsibilities

1.

The Committee normally shall meet in person twice yearly, in June and December, prior to the meetings of the full Board, and at such other time or times as the Committee or Board may determine appropriate or necessary to ensure that each action taken by the Pricing Committee is normally reviewed at or prior to the next regularly scheduled meeting of the Board, and is empowered to hold special meetings as circumstances require.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to engage legal counsel and to retain experts or other persons with specific competence at the expense of the Fund.

As Amended: June 9, 2009

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of telephone voting. Voting is available 24 hours a day, 7 days a week.

Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Aberdeen Asia -Pacific Income Fund, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON FRIDAY, MARCH 5, 2010: The Proxy Statement and the Fund’s most recent Annual Report are available on the internet at http://www.aberdeen-asset.us/.

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call .

If you vote your proxy by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxycard.

WO# 67701-1

FOLD AND DETACH HERE

Please mark your votes as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE” FOR” PROPOSAL 1, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

FOR AUTHORITY WITHHOLD

ALL FORALL *EXCEPTIONS

1. Election of the following two nominees to serve as Class I Directors for three-year terms and until their successors are duly elected and qualify: Nominees

01 John T.Sheehy and

02 Neville J. Miles

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the” Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions

FOR AUTHORITY WITHHOLD

ALL FORALL *EXCEPTIONS

1. Election of the following two nominees to serve as Class I Directors for three-year terms and until their successors are duly elected and qualify: Nominees

01 John T.Sheehy and

02 Neville J. Miles

(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the” Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE

Signature Signature (if held jointly ) Date

NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose **MLink℠** for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

▼ FOLD AND DETACH HERE ▼

PROXY

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — March 5, 2010

Address Change/Comments
(Mark the corresponding box on the reverse side)

WO#
67701-1

You can now access your Aberdeen Asia-Pacif icI ncomeF und, Inc. account online.

Access your Aberdeen Asia-Pacific Income Fund, Inc. account online via Investor ServiceDirect® (ISD). BNY Mello n Shareowner Services, the transfer agent for Aberdeen Asia-Pacific Income Fund, Inc.,n ow makes it easy and convenient to get current information on your shareholder account.

• View account status • View payment history fo r dividends

• View certif icate history • Make address changes

• View book-entry in formatio n • Obtain a duplicate 1099 taxf orm

Vis it us on the web at http:/ /www.b nymel on.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Frid ayE astern Time

Investor ServiceDirect®

Avail able 24 hoursp er day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163

Choose MLin kSM fo r fast, easy and secure 24/7 online access to your future proxy materia ls, investment plan statements, tax documents and more. Sim ply log on to Investor ServiceDirect® at www. b nymello n.com/shareowner/i sd where step-by-step instructions will prompt you through enrollment.

FOLD AND DETACH HERE

PROXY

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.

THISP ROXY IS SOLICITEDO N BEHALFO F THE BOARDO F DIRECTORS Annual Meetingo f Stockholders — March 5, 2010

Theu ndersigned stockholder of AberdeenA sia-Pacif ic In come Fund, In c., a Mary land corporation (the “Fund”), hereby appoints Megan Kennedy, Lucia Sitar and Timothy Sullivan, or any of them, with ful powero f substitution in each of them, to attend the Annual Meeting of Stockholders oft he Fund to be held at 1735M arket Street, 32nd Floor, Philadelphia , Pennsylvania on Friday, Marc h 5, 2010, at 10:30 a.m. (E astern time), and any adjournment or postponement th ereof, to cast on behalf of th e undersigned al vote s that the undersigned is entitled to cast at such meeting and otherwis et o represent th e undersigned at th e meetin g with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting ofS tockholders and oft he accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

The votes enti tled to be cast by the undersig ned wil l be cast as instructed on the reverse side hereof. If this Proxy is executed but no instructions are given,t he votes entitled to be cast by theu ndersigned will be cast “FOR” each of the nominees for director (Proposal 1).

(C ontin ued and to be dated and signed on the reverse side.)

BNY MELLON SHAREOWNER SERVICES

Address Change/Comments

(Mark th e corresponding box on the reverse side) P.O. BOX 3550

SOUTH HACKENSACK, NJ 07606-9250